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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2001


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

      Michigan                      0-23381                  38-3313951

    (State or other               (Commission             (I.R.S.  Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)



                   260 East Brown Street, Birmingham, MI 48009
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 644-8838




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Item 2.  Acquisition or Disposition of Assets.

         On June 13, 2001, Bingham Financial Services Corporation ("Bingham") sold certain of the assets of its commercial mortgage financing subsidiaries and other related assets to Wells Fargo Bank, National Association ("Purchaser") and Wells Fargo & Company ("Buyer") for cash consideration of approximately $8,571,000. If consents of parties to certain licenses and mortgage loan servicing agreements are received after the closing, those licenses and agreements will be transferred to Purchaser and Purchaser will be obligated to pay Bingham additional cash consideration in an amount up to approximately $1,161,000. The sale was completed pursuant to an Agreement dated May 8, 2001, as amended (the "Purchase Agreement"), among Bingham, Bloomfield Acceptance Company, L.L.C., Bloomfield Servicing Company, L.L.C., Hartger & Willard Mortgage Associates, Inc., Purchaser and Buyer. The terms of the transaction were determined on the basis of arm's length negotiations between the parties.

         The description of the sale as described in this report does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and Amendment No. 1 to the Purchase Agreement, both of which are filed as exhibits to this report and are incorporated by reference herein.





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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         2.1 Agreement dated May 8, 2001 among Bingham Financial Services Corporation, Bloomfield Acceptance Company, L.L.C., Bloomfield Servicing Company, L.L.C., Hartger & Willard Mortgage Associates, Inc., Wells Fargo Bank, National Association, and Wells Fargo & Company. Incorporated by reference to Exhibit
                  2.1 to Bingham's Current Report on Form 8-K filed May 25,
                  2001.

         2.2 Amendment No. 1 to Agreement dated June 13, 2001 among Bingham Financial Services Corporation, Bloomfield Acceptance Company, L.L.C., Bloomfield Servicing Company, L.L.C., Hartger & Willard Mortgage Associates, Inc., Wells Fargo Bank, National Association, and Wells Fargo & Company.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        BINGHAM FINANCIAL SERVICES CORPORATION



                                   /s/ Ronald A. Klein
                        --------------------------------------------
                        Ronald A. Klein,
                        President and Chief Executive Officer




Dated:  June 20, 2001



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                                INDEX TO EXHIBITS

EXHIBIT                   DESCRIPTION                                             METHOD OF FILING
-------                   -----------                                             ----------------
2.1                       Purchase Agreement dated May 8, 2001                    Incorporated by reference to
                                                                                  Exhibit 2.1 to Bingham's Current
                                                                                  report on Form 8-K filed May 25,
                                                                                  2001

2.2                       Amendment No. 1 to Purchase Agreement                   Filed herewith
                          dated June 13, 2001